UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017 (June 6, 2017)

NAVIENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2017, Navient Corporation (the “Company”) completed a public offering of $52,110,000 aggregate principal amount of its 5.875% Senior Notes due 2021 (the “Additional Notes”). The issuance of the Additional Notes represents a reopening of the Company’s previous offerings of $593,044,000 aggregate principal amount of 5.875% Senior Notes due 2021 (the “Existing Notes”), which were offered and sold pursuant to the Company’s prospectus supplements dated March 14, 2017 and March 25, 2015 and the accompanying prospectus dated July 18, 2014. The terms, provisions and conditions of the Additional Notes, other than their issue date and public offering price, are identical to the terms, provisions and conditions of the Existing Notes. The Additional Notes and the Existing Notes constitute a single series and bear the same CUSIP number. As a result of the Additional Notes issuance, the aggregate principal amount outstanding of the 5.875% Senior Notes due 2021 is $645,154,000.

The offering of the Additional Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-218415) filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2017, including a related prospectus and prospectus supplement filed with the SEC on June 1, 2017 and June 6, 2017, respectively.

The Additional Notes were issued under the base indenture, dated as of July 18, 2014 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee, as amended by the second supplemental indenture, dated as of March 27, 2015 (the “Second Supplemental Indenture”), the sixth supplemental indenture, dated as of March 17, 2017 (the “Sixth Supplemental Indenture”), and the eighth supplemental indenture, dated as of June 9, 2017 (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture and the Sixth Supplemental Indenture, the “Indenture”).

The Additional Notes were sold to several, non-affiliated investors pursuant to a Purchase Agreement, dated June 6, 2017. The net proceeds from the offering of the Additional Notes were used for debt repurchases.

The Indenture and the form of global note for the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the Indenture in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of July 18, 2014, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.1 of the Company’s Form S-3 filed on July 18, 2014).

Exhibit 4.2	Second Supplemental Indenture, dated as of March 27, 2015, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on March 27, 2015).

Exhibit 4.3	Sixth Supplemental Indenture, dated as of March 17, 2017, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on March 17, 2017).

Exhibit 4.4*	Eighth Supplemental Indenture, dated as of June 9, 2017, between the Company and The Bank of New York Mellon, as trustee.

Exhibit 4.5*	Form of Note for 5.875% Senior Notes due 2021 - included as part of Exhibit 4.4 hereto.

Exhibit 5.1*	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1*	Consent of Skadden, Arps, Slate, Meagher & Flom LLP - included as part of Exhibit 5.1 hereto.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION (REGISTRANT)

Date: June 9, 2017	By:	/s/ Stephen O’Connell
Name: Stephen O’Connell
Title: Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of July 18, 2014, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.1 of the Company’s Form S-3 filed on July 18, 2014).

Exhibit 4.2	Second Supplemental Indenture, dated as of March 27, 2015, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on March 27, 2015).

Exhibit 4.3	Sixth Supplemental Indenture, dated as of March 17, 2017, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on March 17, 2017).

Exhibit 4.4*	Eighth Supplemental Indenture, dated as of June 9, 2017, between the Company and The Bank of New York Mellon, as trustee.

Exhibit 4.5*	Form of Note for 5.875% Senior Notes due 2021 - included as part of Exhibit 4.4 hereto.

Exhibit 5.1*	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1*	Consent of Skadden, Arps, Slate, Meagher & Flom LLP - included as part of Exhibit 5.1 hereto.